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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 26, 2004
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                        Commission File Number 333-66221


                R.A.B. HOLDINGS, INC.                                                 R.A.B. ENTERPRISES, INC.
     --------------------------------------------                         -------------------------------------------
(Exact name of registrant as specified in its charter)              (Exact name of registrant as specified in its charter)


                      Delaware                                                              Delaware
     --------------------------------------------                         -------------------------------------------
(State or other jurisdiction of incorporation)                           (State or other jurisdiction of incorporation)

                      13-3893246                                                           13-3988873
     --------------------------------------------                         --------------------------------------------
           (IRS Employer Identification No.)                                   (IRS Employer Identification No.)


                  444 Madison Avenue, New York, New York 10022
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (212) 688-4500


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On April 26, 2004, R.A.B. Holdings, Inc. ("Holdings") issued a press release describing an agreement in principle to restructure certain indebtedness of the Company and its subsidiary R.A.B. Enterprises, Inc. A copy of the press release is included as an Exhibit to this Form 8-K.


Exhibits.

     Exhibit No.           Description
     -----------           -----------
     99.1                  Press Release dated April 26, 2004 issued by
                           R.A.B. Holdings, Inc.



                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated:  April 26, 2004.

                                      R.A.B. HOLDINGS, INC.


                                      By: /s/ Steven M. Grossman
                                          -------------------------------------
                                          Steven M. Grossman
                                          Executive Vice President,
                                          Chief Financial Officer & Treasurer

                                      R.A.B. ENTERPRISES, INC.


                                      By: /s/ Steven M. Grossman
                                          -------------------------------------
                                          Steven M. Grossman
                                          Executive Vice President,
                                          Chief Financial Officer & Treasurer

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                                 EXHIBIT INDEX

Exhibit       Description
-------       -----------
99.1          Press Release dated April 26, 2004 issued by R.A.B. Holdings, Inc.



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